united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinatti, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 3/31/22

Item 1. Reports to Stockholders.

Vertical Capital Income Fund

VCIF
Cusip: 92535C104

Semi-Annual Report
March 31, 2022

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.

Managed Distribution Plan Disclosure

In December 2020, the Board of Trustees (the “Board”), acting pursuant to a Securities and Exchange Commission exemptive order, approved a Managed Distribution Plan (the “Plan”) for Vertical Capital Income Fund (the “Fund”). Pursuant to the Plan, the Fund pays a minimum monthly distribution to shareholders at a stated annual rate as a percentage of the three-month average net asset value (“NAV”) of the Fund’s shares prior to the month of distribution. The distribution is calculated as 8% of the previous three-month average NAV, divided by 12. Payment of monthly distributions under the Fund’s Plan commenced in January 2021.

The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan including amending the annual rate of payment or may terminate the Plan at any time without prior notice to the Fund’s shareholders. The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distribution rate at a future time. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of a Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Managed Distribution Plan.

May 31, 2022

Dear Shareholder,

We are pleased to report to you the results of another six-month period for the Vertical Capital Income Fund (the “Fund”). As previously announced in December 2020, the Fund made a pivotal change in the distribution policy by implementing a Managed Distribution Plan (the “Plan”). Consistent with the Plan and our investment objective to seek income, the Fund made monthly distributions aggregating approximately $0.57 per share for the six-month period ended March 31, 2022. Included in that amount was a special distribution of approximately $0.18 per share paid in December 2021, in part, as a result of net capital gains realized on loan sales and loan payoffs. In alignment with the Plan’s policy, the Fund will pay net capital gains realized on loan sales and loan payoffs included in the monthly distributions.

The Fund’s net asset value (“NAV)” per share was $11.69 at the September 30, 2021 and $10.97 per share at March 31, 2022. In comparison, the Fund’s traded share price was $10.49 at the beginning of the fiscal year and $10.00 at March 31, 2022, reflecting discounts to NAV of 10% and 9%. The management team is encouraged and would like to continue to see the narrowing of discount.

For the six-month period ended March 31, 2022 the Fund produced a total return, based on its traded share price, of 0.73% compared to one of its key benchmarks, the Bloomberg U.S. Mortgage Backed Securities Index, which reported a total return of -5.33%. (Please see the definition of the index that accompanies the performance table that immediately follows this letter.) The SEC Yield per share as of March 31, 2022 was 2.91%. In comparison the Fund produced a total return based on its NAV per share for the same six-month period of -1.40%. Since inception, the Fund has produced an annualized total return of 6.35% based on its NAV.

Update on Economic Outlook

The forecast is for real GDP growth to average 2.5 percent in 2022, and slow to 2.2 percent in 2023 and then 1.8 percent in 2024. These are downward revisions from previous forecasts. The forecasted growth was impacted in early 2022 from slower global growth and continued supply-chain constraints due to the war in Ukraine.

Inflation is still expected to peak in the first half of 2022 and end the year at 5.2%, higher than previously forecasted. Prices of key consumer items remain elevated. Tighter monetary policy and moderating economic growth should slow inflation rapidly in 2023 and 2024.

Research shows a continued strong job market, averaging over 560,000 job gains per month in the first quarter. Equally relevant, the unemployment rate continued to drop, reaching 3.6% in March. Analysts expect the unemployment rate to continue to decline; reaching a low of 3.3% in 2022 before rising in 2023 and 2024 to 3.6% and 4.2%, respectively.

It is expected that the Federal Reserve will continue with rapid rate hikes this year, reaching a range of 2.25% to 2.5% by the end of 2022. Additionally, the Fed is looking to reduce the size of its Treasury and MBS holdings ramping up to reductions of $95 billion per month. This move will likely result in added volatility to the mortgage market and will encourage higher mortgage rates.

Forecasters call for the 10-year Treasury yield to hit 2.8% and remain around that level through 2023, before falling to 2.5% in 2024. In similarity, mortgage rates are set to hit 4.8 percent at the end of 2022 and then slowly decline to 4.6 percent over the 2023 year.

Higher mortgage rates are significantly impacting housing affordability. Housing inventory remains low, and home price appreciation is elevated though purchase activity is slowing according to the latest surveys; existing home sales now expected to decline slightly in 2022. Forecasters have revised their outlook now calling for purchase originations to total a record $1.72 trillion in 2022, a 4% increase from 2021. Purchase volume is still expected to grow gradually to new records in 2023 and 2024 ($1.77 trillion and $1.85 trillion, respectively). Refinance originations are forecast to decrease nearly 64 percent to total $841 billion in this year. Total originations are predicted to near $2.5 trillion in 2023 and 2024, supported by gradual growth in purchase originations.

Fund Strategy

There is almost $16 trillion of U.S. residential mortgage debt outstanding, of which approximately $11 trillion is secured by one-to-four family residences. The balance is represented by mortgage debt on multi-family, non-farm/non-residential and farm properties. The Fund invests as a secondary market participant in the one-to-four family residential whole loan market. This market historically boasts a deep roster of institutional participants, along with a diverse universe of sellers and reasons for sale. As such, we are comfortable that we will continue to see an adequate supply of investment opportunities. The Fund generates monthly cash distributions from interest income earned on the Fund’s loan portfolio,net of the costs to operate. Costs include fees paid to third parties for loan servicing and custodial,valuation, audit and legal services, as well as fees to the advisor to manage the Fund. As noted above, the Fund made aggregated distributions for the six-month period of approximately $0.57 per share.

The Fund also generates capital gains when it sells loans at a price that is excess of its adjusted cost basis or when loans originally purchased at a discount to their unpaid principal balance (“UPB”) pay off in full before maturity of the loan. Asset sales and loan payoffs can occur anytime throughout the year; however,the Fund has historically made a single distribution in December of each year in order to fully account for all net long-term and short-term capital gains and losses during its taxable period. Most of these distributions have been subject to lower long-term capital gain tax rates; thereby, potentially increasing the after-tax yield to our shareholders. As noted above, the December 2021 capital gain distribution during the six-month period was approximately $0.18 per share and going forward the Fund will continue to pay net realized capital gains in the monthly distributions.

The Fund meets its investment objective primarily by investing in mortgage notes secured by first liens on residential real estate. The Fund only invests in “whole loans” and does not invest in tranches of RMBS. Investing as a first mortgage lender in whole loans allows the Fund to deal directly with any borrower who is delinquent, in default or needs to restructure their loan for any reason. The Fund can decide on a case by case basis how best to work with the borrower to secure repayment of all amounts due the Fund, which is not always the case in RMBS. This direct interaction has been a significant benefit over the years when the Fund has had to grapple with borrowers affected by crises, such as COVID-19, hurricanes, floods or fires.

The Fund pursues investment opportunities in many types of residential mortgage whole loans. Some known as “Scratch and Dent” are “conforming” loans with typical original terms of 25 or 30 years that would have otherwise qualified for purchase by one of the Government Sponsored Enterprises (“GSEs”), like Fannie Mae or Freddie Mac, but were rejected for technical defects in the application or documentation process. Others are non-qualified loans (“Non QM”), which do not meet the criteria for purchase or origination by a GSE. In addition, there are “Fix and Flip” loans, which typically have 12-24 month terms and “Rental and Bridge” loans which typically have 24-60 month terms. Loans can be performing, re-performing (loans that were non-performing at one point and have now become performing), long-term, short-term, fixed rate or adjustable.

As we disclosed in a press release dated February 22, 2022, our Board of Trustees has engaged Ladenburg Thalmann & Co. Inc. to evaluate strategic alternatives for the Fund, with the goal of increasing shareholder value. The Board’s review of strategic alternatives is ongoing.

As always, we appreciate the continued support of our shareholders.

Regards,

Katherine L. Hawkins

Portfolio Manager

Vertical Capital Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

The Fund’s performance figures for the period ended March 31, 2022, compared to its benchmark:

	Six Months	One Year	Three Years	Five Years	Since Inception*
Vertical Capital Income Fund-NAV	(1.40)%	2.53%	2.12%	3.28%	6.35%
Vertical Capital Income Fund-Market Price **	0.73%	7.26%	(0.36)%	1.96%	2.71%
Bloomberg Mortgage Backed Securities Index	(5.33)%	(4.92)%	0.56%	1.36%	1.71%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns for periods greater then one year.

**	The calculation is made using the NAV until the initial Market Price on May 30, 2019.

The Bloomberg Mortgage Backed Securities Index is an unmanaged index composed of securities backed by U.S. government agency guaranteed mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark. The mortgage notes held by the Fund are not guaranteed by any U.S. government agency.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Notes	99.7%
Other Investments	0.3%
100.0%

***	Based on Investments at Value as of March 31, 2022.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1%
	MORTGAGE LOANS (PRIVATE) — 100.1%
45,883	Loan ID 200012	ARM	9.8000	07/01/37	$47,718
30,217	Loan ID 200016	ARM	10.3750	01/01/31	31,426
41,536	Loan ID 200018	Fixed	7.0000	01/01/33	42,421
96,419	Loan ID 200023	Fixed	5.8750	12/01/50	89,661
199,113	Loan ID 200026	Fixed	4.7500	01/01/50	198,738
185,129	Loan ID 200029	Fixed	6.3100	07/01/37	186,308
520,984	Loan ID 200035	Fixed	4.6250	11/01/50	469,098
102,123	Loan ID 200041	Fixed	4.8750	08/01/39	97,375
35,985	Loan ID 200042	Fixed	7.0000	12/01/37	36,838
42,543	Loan ID 200043	Fixed	6.1250	07/01/39	42,595
45,862	Loan ID 200048	Fixed	5.5000	08/01/39	44,983
47,926	Loan ID 200054	Fixed	8.2500	03/01/39	49,843
72,027	Loan ID 200055	Fixed	10.0000	01/05/36	74,908
27,482	Loan ID 200060	Fixed	5.7500	08/01/39	27,195
157,871	Loan ID 200076	Fixed	4.2500	12/01/41	109,298
9,215	Loan ID 200078	Fixed	7.0000	08/01/36	9,412
130,581	Loan ID 200079	Fixed	5.0000	02/01/59	124,679
61,330	Loan ID 200082	Fixed	8.2500	04/01/40	60,598
159,186	Loan ID 200084	Fixed	7.0000	03/01/39	152,199
245,884	Loan ID 200089	Fixed	3.8750	03/01/52	219,676
268,312	Loan ID 200090	Fixed	4.5000	11/01/36	170,424
66,692	Loan ID 200102	Fixed	8.2500	03/01/40	69,360
101,505	Loan ID 200110	Fixed	8.2500	08/01/39	105,565
65,832	Loan ID 200128	Fixed	4.7100	07/01/37	56,228
429,073	Loan ID 200129	Fixed	4.6250	03/01/52	401,182
108,375	Loan ID 200135	Fixed	4.3750	12/01/42	100,036
70,406	Loan ID 200141	Fixed	4.2500	02/01/42	61,123
134,508	Loan ID 200158	Fixed	3.6250	12/01/42	117,704
172,444	Loan ID 200165	Fixed	4.3750	12/01/41	159,459
78,634	Loan ID 200174	Fixed	7.3400	04/01/37	81,067
44,065	Loan ID 200175	Fixed	9.6000	05/01/37	45,828
104,065	Loan ID 200181	Fixed	7.5000	06/01/41	98,912
64,971	Loan ID 200184	Fixed	4.3750	12/01/42	59,934
25,139	Loan ID 200185	Fixed	5.3750	06/01/42	24,492

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
47,510	Loan ID 200186	Fixed	5.1250	08/01/42	$45,730
144,244	Loan ID 200194	Fixed	4.7500	09/01/41	136,404
224,958	Loan ID 200195	Fixed	3.8750	03/01/42	201,239
35,132	Loan ID 200198	Fixed	5.2500	10/01/42	34,008
31,927	Loan ID 200201	Fixed	5.1250	08/01/41	30,777
18,099	Loan ID 200206	Fixed	3.9900	12/01/42	16,308
38,992	Loan ID 200208	Fixed	4.2500	01/01/43	35,751
158,885	Loan ID 200209	Fixed	3.8750	08/01/42	141,992
126,560	Loan ID 200217	Fixed	5.2500	07/01/40	122,745
64,221	Loan ID 200218	Fixed	4.2500	12/01/41	59,063
44,373	Loan ID 200228	Fixed	4.6250	08/01/42	41,538
103,332	Loan ID 200243	Fixed	3.7500	04/01/43	91,090
22,458	Loan ID 200244	Fixed	5.0000	05/01/42	21,430
79,403	Loan ID 200286	Fixed	4.5000	07/01/43	73,751
83,866	Loan ID 200287	Fixed	4.3750	07/01/43	77,346
29,351	Loan ID 200313	Fixed	8.5000	03/01/28	29,351
251,896	Loan ID 200315	ARM	3.3750	06/01/37	245,269
56,046	Loan ID 200317	Fixed	7.0000	09/01/32	57,228
86,284	Loan ID 200332	Fixed	5.7750	10/01/37	85,472
83,191	Loan ID 200334	Fixed	7.0000	01/01/33	82,433
250,473	Loan ID 200335	Fixed	5.0000	11/01/52	241,873
39,203	Loan ID 200338	ARM	10.5000	08/01/29	39,203
51,897	Loan ID 200348	Fixed	6.5000	07/01/38	52,507
57,612	Loan ID 200352	Fixed	7.0000	08/01/30	58,719
57,486	Loan ID 200361	Fixed	7.5000	01/01/34	59,360
78,679	Loan ID 200366	Fixed	6.2500	03/01/34	71,379
144,683	Loan ID 200368	Fixed	4.5000	04/01/36	136,079
62,473	Loan ID 200374	ARM	7.0000	05/01/34	62,473
169,025	Loan ID 200380	Fixed	4.2200	04/01/49	156,690
266,985	Loan ID 200384	Fixed	5.0000	11/01/47	235,297
131,130	Loan ID 200385	Fixed	8.2500	01/01/40	125,184
182,910	Loan ID 200390	Fixed	4.7800	04/16/47	172,291
131,345	Loan ID 200391	Fixed	4.0000	01/13/35	120,752
57,309	Loan ID 200392	Fixed	10.0000	06/05/34	59,601

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
75,048	Loan ID 200395	Fixed	4.8600	04/01/47	$68,632
64,141	Loan ID 200396	Fixed	10.0000	02/01/36	66,707
51,550	Loan ID 200399	Fixed	4.9800	06/01/37	49,512
37,119	Loan ID 200403	Fixed	8.3000	10/15/32	38,604
48,584	Loan ID 200404	Fixed	8.1000	05/01/37	50,528
79,508	Loan ID 200405	Fixed	4.8700	12/01/35	75,630
109,108	Loan ID 200406	Fixed	4.8750	10/01/51	104,441
325,187	Loan ID 200409	Fixed	6.0000	02/01/49	296,326
92,949	Loan ID 200411	Fixed	8.2750	06/01/37	96,667
58,878	Loan ID 200417	Fixed	7.0000	05/01/35	60,210
138,177	Loan ID 200420	Fixed	4.2250	04/10/38	127,746
113,697	Loan ID 200423	Fixed	4.5000	06/01/43	105,510
194,323	Loan ID 200430	Fixed	3.6250	07/01/43	169,639
252,354	Loan ID 200432	Fixed	4.8750	05/01/43	239,127
186,424	Loan ID 200435	Fixed	4.6250	11/01/52	177,671
38,347	Loan ID 200439	Fixed	5.0000	08/01/41	36,711
21,432	Loan ID 200447	Fixed	5.8750	11/04/34	21,299
71,244	Loan ID 200448	Fixed	5.7500	05/01/42	70,328
309,613	Loan ID 200451	Fixed	6.2500	07/01/38	311,193
159,287	Loan ID 200460	Fixed	7.0000	07/01/41	162,852
353,189	Loan ID 200462	Fixed	6.0000	07/01/45	352,319
206,802	Loan ID 200465	Fixed	6.5000	07/01/37	209,181
101,915	Loan ID 200468	Fixed	5.6250	12/01/44	45,825
111,600	Loan ID 200469	Fixed	6.5000	07/01/37	112,846
228,563	Loan ID 200474	Fixed	5.7500	11/01/50	226,231
99,874	Loan ID 200489	Fixed	4.0000	03/01/43	90,155
176,153	Loan ID 200491	Fixed	5.5000	10/01/39	172,742
246,537	Loan ID 200494	Fixed	4.6250	10/01/43	230,776
171,567	Loan ID 200500	Fixed	5.8750	02/01/37	170,487
57,784	Loan ID 200507	Fixed	4.5000	09/01/42	53,744
86,861	Loan ID 200517	Fixed	8.0000	05/01/39	86,861
174,586	Loan ID 200518	Fixed	3.0000	12/01/50	150,068
98,979	Loan ID 200527	Fixed	4.5000	12/01/43	91,928
92,829	Loan ID 200532	Fixed	3.2500	07/01/43	78,829

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
32,242	Loan ID 200545	Fixed	4.3750	02/01/29	$29,719
82,365	Loan ID 200573	Fixed	3.7500	09/01/42	72,730
116,601	Loan ID 200574	Fixed	4.8750	01/01/44	110,739
159,810	Loan ID 200578	Fixed	4.7500	08/01/40	148,481
41,637	Loan ID 200579	Fixed	4.8750	05/01/42	39,377
147,522	Loan ID 200580	Fixed	4.1250	11/01/41	134,693
283,460	Loan ID 200586	Fixed	3.5000	01/01/43	245,682
57,092	Loan ID 200593	Fixed	3.8750	06/01/42	51,041
33,578	Loan ID 200597	Fixed	5.6250	02/01/44	33,005
62,792	Loan ID 200604	Fixed	3.5000	01/01/43	54,421
110,516	Loan ID 200612	Fixed	4.5000	02/01/43	102,701
303,702	Loan ID 200616	Fixed	4.8750	02/01/44	288,115
147,171	Loan ID 200630	Fixed	5.2500	09/01/43	142,529
203,341	Loan ID 200634	Fixed	4.3750	01/01/44	187,572
105,603	Loan ID 200645	Fixed	5.0000	04/01/44	100,837
125,292	Loan ID 200649	Fixed	4.3750	03/01/44	115,430
115,932	Loan ID 200650	Fixed	4.8750	05/01/44	110,096
193,138	Loan ID 200651	Fixed	3.6250	07/01/43	168,520
121,450	Loan ID 200655	Fixed	3.3750	05/01/43	104,105
163,933	Loan ID 200656	Fixed	6.8750	11/01/45	167,297
135,904	Loan ID 200657	Fixed	4.8750	08/01/51	129,719
155,854	Loan ID 200660	Fixed	5.8750	03/01/38	154,871
61,656	Loan ID 200663	Fixed	4.7500	05/01/44	58,157
139,531	Loan ID 200669	Fixed	5.2500	04/01/44	134,693
39,020	Loan ID 200670	Fixed	4.3750	02/01/29	35,991
275,751	Loan ID 200674	Fixed	4.5000	05/01/44	256,247
113,228	Loan ID 200684	Fixed	4.8750	04/01/44	107,573
205,940	Loan ID 200685	Fixed	4.8750	05/01/44	195,107
197,726	Loan ID 200690	Fixed	4.2500	04/01/44	181,218
217,946	Loan ID 200692	Fixed	4.6250	07/01/44	203,541
94,591	Loan ID 200694	Fixed	4.5000	09/01/43	87,879
41,328	Loan ID 200696	Fixed	3.7500	10/01/42	36,525
85,483	Loan ID 200704	Fixed	4.3750	03/01/43	78,796
44,533	Loan ID 200709	Fixed	4.3750	04/01/43	41,108

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
100,432	Loan ID 200710	Fixed	4.5000	07/01/44	$91,199
554,796	Loan ID 200714	Fixed	4.1750	11/01/36	513,213
179,231	Loan ID 200716	ARM	3.1000	08/01/37	175,644
124,860	Loan ID 200720	ARM	3.5000	04/01/42	112,070
142,484	Loan ID 200726	Fixed	4.3750	09/01/37	79,896
179,919	Loan ID 200732	Fixed	4.1250	09/01/27	165,644
89,626	Loan ID 200735	Fixed	4.5000	06/01/44	83,214
129,598	Loan ID 200736	Fixed	4.7500	05/01/44	119,641
156,397	Loan ID 200742	Fixed	4.2500	04/01/43	143,106
53,678	Loan ID 200753	Fixed	5.2500	05/01/44	51,967
46,061	Loan ID 200755	Fixed	4.2500	06/01/43	42,249
165,085	Loan ID 200756	Fixed	4.8750	11/01/43	156,707
189,411	Loan ID 200771	Fixed	4.5000	12/01/61	175,865
39,415	Loan ID 200775	Fixed	4.2500	04/01/43	36,107
71,924	Loan ID 200776	Fixed	4.2500	03/01/44	65,762
48,155	Loan ID 200777	Fixed	4.7500	06/01/44	45,244
150,694	Loan ID 200781	Fixed	4.6250	09/01/44	140,421
73,575	Loan ID 200783	Fixed	4.7500	09/01/44	69,304
203,051	Loan ID 200786	Fixed	4.6250	07/01/44	190,282
38,985	Loan ID 200787	Fixed	4.7500	09/01/44	36,652
182,453	Loan ID 200791	Fixed	4.8750	06/01/44	172,697
79,986	Loan ID 200795	Fixed	6.7500	08/01/36	80,941
68,643	Loan ID 200796	Fixed	5.8800	12/01/53	19,158
55,317	Loan ID 200799	Fixed	4.0000	02/05/53	48,860
60,331	Loan ID 200800	Fixed	4.0000	01/01/53	55,565
144,472	Loan ID 200805	Fixed	4.6250	07/01/50	114,748
53,151	Loan ID 200808	Fixed	4.2500	11/01/50	38,424
111,555	Loan ID 200809	Fixed	5.0000	04/01/50	93,840
217,799	Loan ID 200814	Fixed	8.2500	07/01/39	226,511
270,063	Loan ID 200817	Fixed	5.0000	01/01/50	212,022
186,601	Loan ID 200821	Fixed	4.2500	08/01/44	170,902
72,221	Loan ID 200823	Fixed	4.2500	09/01/44	66,143
93,615	Loan ID 200826	Fixed	4.3750	09/01/44	86,136
171,220	Loan ID 200830	ARM	1.2500	07/01/44	155,594

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
34,193	Loan ID 200831	Fixed	4.2500	10/01/44	$31,220
253,275	Loan ID 200832	Fixed	4.2500	10/01/44	226,707
141,715	Loan ID 200834	Fixed	4.1250	07/01/43	128,800
144,603	Loan ID 200846	Fixed	4.3750	11/01/43	133,593
93,139	Loan ID 200853	Fixed	5.0000	04/01/37	89,441
246,603	Loan ID 200858	Fixed	5.0000	01/01/53	237,110
145,420	Loan ID 200860	Fixed	3.8750	03/01/52	127,855
242,305	Loan ID 200866	Fixed	3.4000	05/01/53	213,767
104,817	Loan ID 200867	Fixed	4.5800	09/01/53	98,694
168,569	Loan ID 200880	Fixed	4.2500	06/01/43	154,352
49,909	Loan ID 200883	Fixed	3.3750	05/01/28	42,813
70,474	Loan ID 200886	Fixed	4.2500	10/01/44	64,468
202,903	Loan ID 200887	Fixed	4.7500	09/01/44	191,021
183,531	Loan ID 200891	Fixed	4.2500	10/01/44	167,443
219,543	Loan ID 200892	Fixed	3.7500	09/01/43	193,410
172,990	Loan ID 200897	Fixed	4.7500	10/01/44	162,898
353,554	Loan ID 200907	ARM	3.1500	08/01/47	339,829
97,078	Loan ID 200908	Fixed	4.0000	06/01/49	89,804
116,575	Loan ID 200909	Fixed	4.8700	04/01/47	111,547
617,658	Loan ID 200912	Fixed	4.5000	03/01/37	580,018
53,772	Loan ID 200913	Fixed	4.2500	05/01/47	49,882
132,416	Loan ID 200914	Fixed	2.8750	12/01/47	115,712
78,602	Loan ID 200916	Fixed	4.0000	10/01/37	70,214
148,386	Loan ID 200917	Fixed	4.8750	01/01/51	141,761
80,812	Loan ID 200921	ARM	3.2500	07/01/51	78,086
389,442	Loan ID 200922	Fixed	3.3400	09/01/53	344,736
113,558	Loan ID 200928	Fixed	4.8000	02/01/41	108,236
173,521	Loan ID 200940	Fixed	3.2500	02/01/43	147,599
99,809	Loan ID 200941	Fixed	3.7800	01/01/43	86,252
236,534	Loan ID 200942	Fixed	4.0000	04/01/43	213,199
93,135	Loan ID 200944	Fixed	4.5000	02/01/44	86,338
256,116	Loan ID 200947	Fixed	4.0000	02/01/43	230,866
137,670	Loan ID 200948	Fixed	4.6250	05/01/61	128,826
246,564	Loan ID 200956	Fixed	5.0000	08/01/51	236,681

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
369,457	Loan ID 200959	Fixed	4.0000	11/01/42	$333,398
131,761	Loan ID 200966	Fixed	4.8750	07/01/44	125,094
138,626	Loan ID 200974	Fixed	4.2500	10/01/44	126,883
319,820	Loan ID 200977	Fixed	4.8750	09/01/44	303,731
150,137	Loan ID 200993	Fixed	2.0040	07/15/49	121,545
50,446	Loan ID 200996	Fixed	2.5000	08/01/48	41,990
115,079	Loan ID 201005	Fixed	4.7500	07/01/41	108,748
38,109	Loan ID 201006	Fixed	6.8750	03/01/38	38,887
83,521	Loan ID 201007	Fixed	7.1250	04/01/37	85,729
68,633	Loan ID 201010	Fixed	5.5000	04/01/39	66,241
41,547	Loan ID 201012	Fixed	7.5000	12/01/38	43,029
50,497	Loan ID 201013	Fixed	7.5000	12/01/38	49,509
101,520	Loan ID 201016	Fixed	6.5000	05/01/46	101,107
53,786	Loan ID 201022	ARM	2.7500	05/01/37	52,196
122,146	Loan ID 201023	Fixed	6.4500	02/01/36	123,278
96,961	Loan ID 201027	ARM	9.5380	03/01/37	100,839
128,408	Loan ID 201032	Fixed	4.5000	11/01/44	119,030
74,613	Loan ID 201036	Fixed	4.3750	12/01/44	68,743
62,842	Loan ID 201037	Fixed	8.2500	07/01/39	65,356
84,874	Loan ID 201041	Fixed	3.7500	11/01/52	76,471
101,332	Loan ID 201043	Fixed	4.0000	04/01/39	89,062
154,107	Loan ID 201044	Fixed	4.8700	03/29/37	147,211
94,640	Loan ID 201045	Fixed	3.3750	07/01/37	75,247
276,448	Loan ID 201046	Fixed	3.0000	10/01/58	156,631
102,324	Loan ID 201047	Fixed	3.6250	04/01/53	87,918
61,019	Loan ID 201053	Fixed	3.8600	07/01/53	55,425
186,717	Loan ID 201054	Fixed	2.4000	05/17/50	151,160
143,280	Loan ID 201057	Fixed	4.3750	01/01/50	133,980
100,540	Loan ID 201058	Fixed	4.2500	08/01/37	93,210
89,736	Loan ID 201060	ARM	2.7500	07/01/35	85,307
76,385	Loan ID 201061	Fixed	5.0000	02/01/50	68,943
104,951	Loan ID 201063	Fixed	4.0000	09/01/47	95,882
210,900	Loan ID 201066	Fixed	4.2500	12/01/46	195,805
394,284	Loan ID 201067	Fixed	4.7500	01/01/44	371,403

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
60,237	Loan ID 201069	Fixed	4.6250	12/01/44	$56,390
65,649	Loan ID 201072	Fixed	3.5000	03/01/28	56,903
85,120	Loan ID 201075	Fixed	4.3750	10/01/44	78,396
204,916	Loan ID 201084	Fixed	5.0000	08/01/38	187,680
142,281	Loan ID 201091	Fixed	4.1250	01/01/45	128,965
229,545	Loan ID 201092	Fixed	5.2500	04/01/46	221,947
126,192	Loan ID 201093	Fixed	4.1250	02/01/45	114,114
316,462	Loan ID 201101	Fixed	4.6250	03/01/45	289,720
134,825	Loan ID 201103	ARM	2.1250	05/01/44	125,852
145,169	Loan ID 201104	Fixed	4.3750	04/01/45	133,948
65,010	Loan ID 201107	Fixed	5.1500	02/01/36	62,964
146,988	Loan ID 201111	Fixed	4.8750	04/01/50	122,459
74,920	Loan ID 201113	Fixed	5.7500	12/01/52	74,166
114,281	Loan ID 201114	Fixed	8.0870	05/01/54	118,852
466,637	Loan ID 201115	Fixed	4.0000	02/01/51	425,734
73,992	Loan ID 201122	Fixed	4.7500	11/01/48	70,507
203,172	Loan ID 201124	Fixed	4.7500	04/01/40	192,857
66,648	Loan ID 201127	ARM	2.3750	04/01/37	63,048
103,299	Loan ID 201130	Fixed	4.8500	12/01/37	97,800
113,741	Loan ID 201131	Fixed	8.2500	05/01/53	118,291
154,252	Loan ID 201132	Fixed	4.2500	07/01/37	128,049
176,773	Loan ID 201134	Fixed	4.6250	10/01/53	151,100
163,883	Loan ID 201139	Fixed	3.0000	11/01/53	140,727
76,637	Loan ID 201143	Fixed	3.5000	11/01/37	61,592
123,737	Loan ID 201146	Fixed	4.8750	08/01/54	118,224
102,511	Loan ID 201147	Fixed	4.1250	11/01/51	89,535
84,849	Loan ID 201148	Fixed	3.9500	10/01/42	78,198
343,895	Loan ID 201149	Fixed	5.0000	12/01/61	326,910
87,949	Loan ID 201155	Fixed	6.0000	11/01/53	58,188
186,941	Loan ID 201160	Fixed	4.9200	10/01/49	142,135
354,730	Loan ID 201163	Fixed	4.7500	12/01/49	296,802
155,695	Loan ID 201164	Fixed	4.2500	11/01/51	143,042
397,283	Loan ID 201168	Fixed	3.8750	04/01/52	334,347
49,229	Loan ID 201170	Fixed	4.3750	07/01/37	45,967

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
101,059	Loan ID 201173	Fixed	4.2800	11/01/47	$76,137
121,071	Loan ID 201176	Fixed	4.2500	07/01/53	112,902
288,364	Loan ID 201179	Fixed	4.7500	05/01/51	237,329
249,559	Loan ID 201181	Fixed	4.5000	04/01/34	229,264
123,609	Loan ID 201183	Fixed	3.5000	10/01/52	110,252
58,159	Loan ID 201184	Fixed	4.0000	06/01/49	53,741
228,621	Loan ID 201185	Fixed	7.2500	10/01/53	234,854
75,520	Loan ID 201187	Fixed	5.0000	11/01/48	48,881
569,621	Loan ID 201196	Fixed	4.3750	11/01/36	532,203
302,072	Loan ID 201199	Fixed	5.1250	11/01/46	291,931
133,770	Loan ID 201205	Fixed	4.6250	01/01/45	125,051
103,776	Loan ID 201208	Fixed	4.6250	04/01/45	96,803
162,261	Loan ID 201209	Fixed	4.2500	04/01/45	148,491
385,717	Loan ID 201212	Fixed	4.6250	03/01/61	360,957
177,467	Loan ID 201213	Fixed	4.8750	08/01/44	167,678
482,343	Loan ID 201214	ARM	2.3750	09/01/43	449,412
55,819	Loan ID 201221	Fixed	3.2500	05/01/43	50,413
44,000	Loan ID 201222	Fixed	5.1250	01/01/45	41,838
143,463	Loan ID 201240	Fixed	4.2500	10/01/45	114,275
268,774	Loan ID 201241	Fixed	4.3750	07/01/45	248,152
99,154	Loan ID 201243	Fixed	4.6250	11/01/45	92,697
362,933	Loan ID 201244	Fixed	4.5000	06/01/45	336,617
102,685	Loan ID 201245	Fixed	4.7500	08/01/44	96,788
91,497	Loan ID 201248	Fixed	4.8750	07/01/44	86,578
455,130	Loan ID 201249	Fixed	4.6250	03/01/59	424,248
193,738	Loan ID 201254	Fixed	7.2500	05/01/60	199,112
210,317	Loan ID 201255	ARM	6.6250	06/01/35	218,729
157,400	Loan ID 201260	Fixed	4.7500	09/01/45	147,976
45,350	Loan ID 201263	Fixed	4.7500	10/01/45	42,707
133,449	Loan ID 201266	Fixed	4.5000	02/01/46	123,452
136,297	Loan ID 201270	Fixed	4.1250	02/01/45	123,465
230,629	Loan ID 201271	Fixed	4.5000	06/01/45	213,842
220,348	Loan ID 201273	Fixed	4.5000	12/01/45	203,754
197,016	Loan ID 201274	Fixed	4.1250	10/01/45	178,469

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
21,830	Loan ID 201285	Fixed	4.6250	11/01/28	$21,606
278,607	Loan ID 201291	Fixed	5.0000	08/01/45	264,639
112,214	Loan ID 201294	Fixed	4.6250	02/01/46	102,754
697,740	Loan ID 201296	Fixed	4.2500	02/01/46	635,402
66,080	Loan ID 201301	Fixed	4.5500	10/01/44	61,523
135,524	Loan ID 201305	Fixed	4.6250	08/01/44	126,424
106,058	Loan ID 201306	Fixed	3.8750	09/01/45	93,901
162,258	Loan ID 201307	Fixed	4.2500	10/01/48	148,071
57,108	Loan ID 201308	Fixed	4.6250	11/01/45	53,266
147,879	Loan ID 201309	Fixed	4.0000	09/01/45	132,644
296,028	Loan ID 201313	Fixed	4.6250	01/01/46	276,167
157,230	Loan ID 201319	Fixed	4.3750	10/01/45	144,579
125,502	Loan ID 201324	Fixed	5.2500	04/01/46	121,313
162,597	Loan ID 201326	Fixed	4.6250	03/01/46	151,717
174,551	Loan ID 201328	Fixed	4.2500	11/01/45	127,839
339,281	Loan ID 201333	Fixed	3.8750	11/01/45	300,451
175,951	Loan ID 201336	Fixed	4.7500	01/01/46	164,176
219,408	Loan ID 201350	Fixed	4.0000	06/01/45	186,281
458,127	Loan ID 201354	Fixed	3.3750	07/01/46	414,575
124,819	Loan ID 201355	Fixed	5.2500	12/01/45	120,705
139,237	Loan ID 201358	Fixed	4.8750	07/01/45	132,107
310,286	Loan ID 201365	Fixed	4.2500	10/01/45	282,530
167,829	Loan ID 201370	Fixed	4.2500	07/01/46	153,201
240,964	Loan ID 201372	Fixed	4.6250	08/01/46	224,303
132,643	Loan ID 201375	Fixed	4.5000	06/01/45	123,113
246,091	Loan ID 201377	Fixed	3.8750	05/01/46	223,790
292,434	Loan ID 201381	Fixed	4.8750	07/01/45	276,473
128,391	Loan ID 201385	Fixed	4.6250	12/01/45	125,466
210,000	Loan ID 201390	Fixed	5.1250	09/01/45	201,060
367,803	Loan ID 201391	Fixed	5.1250	10/01/45	345,191
403,368	Loan ID 201393	Fixed	3.7500	04/01/56	370,497
67,904	Loan ID 201394	Fixed	6.7000	06/01/34	68,937
79,961	Loan ID 201395	Fixed	6.3000	07/01/44	26,422
79,336	Loan ID 201400	Fixed	4.7500	07/01/44	74,732

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
83,051	Loan ID 201401	Fixed	4.7500	10/01/44	$78,181
86,900	Loan ID 201403	Fixed	4.7500	08/01/44	73,441
66,543	Loan ID 201405	Fixed	5.2500	08/01/44	64,296
50,698	Loan ID 201406	Fixed	4.2500	06/01/46	46,091
225,314	Loan ID 201407	Fixed	4.8750	01/01/46	213,731
152,028	Loan ID 201411	Fixed	4.7500	12/01/45	143,176
133,126	Loan ID 201412	Fixed	5.7500	12/01/45	131,531
312,162	Loan ID 201413	Fixed	4.5000	07/01/45	276,519
67,971	Loan ID 201414	Fixed	4.2500	07/01/44	59,206
50,051	Loan ID 201415	Fixed	8.0000	04/01/34	52,053
54,574	Loan ID 201417	Fixed	6.0000	08/01/37	54,435
37,470	Loan ID 201419	Fixed	10.0000	11/01/33	38,969
53,042	Loan ID 201422	Fixed	4.6250	10/01/46	49,279
493,055	Loan ID 201428	ARM	2.5000	04/01/45	467,537
91,258	Loan ID 201434	Fixed	4.3750	06/01/46	83,868
83,425	Loan ID 201436	Fixed	4.3750	05/01/45	76,841
166,857	Loan ID 201439	Fixed	5.0000	12/01/45	159,152
296,733	Loan ID 201440	Fixed	4.6250	07/01/46	218,708
278,960	Loan ID 201442	Fixed	4.8750	12/01/45	264,115
47,262	Loan ID 201444	Fixed	4.5000	11/01/44	43,756
234,487	Loan ID 201447	Fixed	4.8750	10/01/44	221,871
85,133	Loan ID 201449	Fixed	4.0000	08/01/44	76,439
217,160	Loan ID 201458	Fixed	3.8750	09/01/46	187,344
249,624	Loan ID 201461	Fixed	4.1250	12/01/44	220,212
94,358	Loan ID 201465	Fixed	5.1250	12/01/44	90,424
283,603	Loan ID 201473	Fixed	4.5000	02/01/45	263,683
133,930	Loan ID 201476	ARM	8.5000	02/01/37	118,920
73,647	Loan ID 201477	Fixed	6.7500	11/01/36	74,927
99,636	Loan ID 201478	Fixed	4.6250	10/01/45	93,064
274,166	Loan ID 201483	Fixed	4.1250	12/01/45	248,077
71,079	Loan ID 201484	Fixed	4.5000	10/01/46	65,625
55,811	Loan ID 201485	Fixed	5.7500	03/01/38	55,257
156,498	Loan ID 201487	Fixed	4.6250	02/01/52	152,662
85,328	Loan ID 201489	Fixed	4.7500	03/01/46	80,269

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
71,463	Loan ID 201499	Fixed	4.7500	05/01/45	$67,483
97,769	Loan ID 201502	Fixed	5.2500	04/01/44	94,626
138,748	Loan ID 201503	Fixed	5.0000	07/01/46	132,261
418,162	Loan ID 201504	Fixed	4.5000	07/01/45	388,039
84,814	Loan ID 201505	ARM	4.0000	09/01/46	86,104
286,494	Loan ID 201506	Fixed	5.0000	02/01/47	273,165
207,836	Loan ID 201508	Fixed	5.0000	02/01/47	198,431
114,130	Loan ID 201513	Fixed	4.0000	01/01/46	107,373
48,850	Loan ID 201515	Fixed	5.1250	04/01/47	46,617
89,445	Loan ID 201519	Fixed	4.7500	09/01/45	80,026
73,997	Loan ID 201523	Fixed	5.1250	07/01/45	71,044
340,501	Loan ID 201533	Fixed	4.7500	05/01/46	319,279
39,311	Loan ID 201534	Fixed	4.8750	05/01/47	37,060
310,183	Loan ID 201535	Fixed	4.8750	08/01/47	305,124
128,114	Loan ID 201552	Fixed	4.0000	08/01/47	120,364
44,817	Loan ID 201556	Fixed	4.9900	12/01/47	42,227
124,623	Loan ID 201558	Fixed	4.5000	08/01/47	120,171
98,369	Loan ID 201579	Fixed	4.7500	12/01/36	92,450
79,601	Loan ID 201581	Fixed	4.1250	10/01/46	71,571
81,038	Loan ID 201583	Fixed	5.2500	08/01/47	82,659
41,995	Loan ID 201585	Fixed	5.5000	03/01/48	40,970
364,727	Loan ID 201586	Fixed	4.6250	05/01/47	338,179
295,177	Loan ID 201587	Fixed	4.3750	01/01/48	269,714
33,129	Loan ID 201589	Fixed	5.3750	06/01/48	31,890
138,286	Loan ID 201590	Fixed	5.2000	05/01/48	93,716
300,093	Loan ID 201591	Fixed	5.3750	08/01/48	291,194
61,980	Loan ID 201598	Fixed	6.0000	01/01/37	61,825
322,920	Loan ID 201599	Fixed	5.0000	07/01/38	309,959
44,013	Loan ID 201600	Fixed	6.0000	01/01/36	24,718
34,202	Loan ID 201602	Fixed	5.0000	04/20/32	32,860
58,041	Loan ID 201604	Fixed	8.5000	01/01/48	60,362
65,953	Loan ID 201605	Fixed	8.7500	03/01/48	68,591
58,983	Loan ID 201611	Fixed	9.9900	07/01/48	31,012
252,637	Loan ID 201612	Fixed	8.9900	10/01/25	262,742

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
27,547	Loan ID 201624	Fixed	11.0000	07/22/28	$27,728
42,594	Loan ID 201627	Fixed	10.4500	02/19/47	44,298
47,722	Loan ID 201628	Fixed	11.0000	07/25/40	49,631
33,556	Loan ID 201629	Fixed	11.0000	03/06/33	33,556
46,187	Loan ID 201630(a)	Fixed	9.9500	01/28/20	46,187
41,186	Loan ID 201631	Fixed	9.9500	07/25/31	40,682
64,026	Loan ID 201634	Fixed	7.9500	02/28/48	63,658
64,325	Loan ID 201635	Fixed	9.9500	03/14/46	66,898
71,993	Loan ID 201636	Fixed	9.4500	05/13/31	74,873
97,369	Loan ID 201637	Fixed	11.0000	05/22/45	101,264
136,194	Loan ID 201638	Fixed	8.5000	09/19/44	141,642
312,018	Loan ID 201639	Fixed	5.0000	09/01/48	307,191
333,758	Loan ID 201640	Fixed	5.1250	04/01/49	320,344
158,632	Loan ID 201641(a)	DSI	10.5000	06/01/20	158,632
669,302	Loan ID 201645(a)	Fixed	8.0000	07/01/20	136,783
39,454	Loan ID 201647	Fixed	6.0000	10/01/31	39,100
28,218	Loan ID 201648	Fixed	7.1500	08/14/30	27,246
51,146	Loan ID 201649	Fixed	4.8000	02/20/30	49,302
34,969	Loan ID 201650	Fixed	7.0000	11/14/31	35,688
49,853	Loan ID 201651	Fixed	7.0000	12/01/36	35,141
247,013	Loan ID 201652	Fixed	5.0000	10/01/36	205,657
191,649	Loan ID 201653	Fixed	4.2500	06/01/48	182,966
431,119	Loan ID 201654	Fixed	4.8750	07/01/49	407,335
145,216	Loan ID 201655	Fixed	7.7000	01/01/49	148,167
113,731	Loan ID 201656	Fixed	4.6250	06/01/49	104,965
239,157	Loan ID 201657	Fixed	5.2500	11/01/48	230,973
127,154	Loan ID 201662	Fixed	5.3750	09/01/48	122,229
412,706	Loan ID 201663	Fixed	4.7500	10/01/48	420,960
18,757	Loan ID 201664	Fixed	10.0000	08/01/33	18,757
40,928	Loan ID 201665	Fixed	9.9900	08/01/48	42,565
17,462	Loan ID 201666	Fixed	10.0000	06/01/33	18,161
16,245	Loan ID 201667	Fixed	10.0000	07/01/33	16,895
15,164	Loan ID 201668	Fixed	9.7500	11/01/33	15,770
54,826	Loan ID 201670	Fixed	8.0000	09/15/48	54,826

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
22,421	Loan ID 201671	Fixed	9.0000	09/15/48	$22,421
20,960	Loan ID 201672	Fixed	9.9000	10/15/48	21,798
51,042	Loan ID 201673	Fixed	9.9900	06/01/48	53,083
23,735	Loan ID 201674	Fixed	9.9000	12/01/48	24,684
110,704	Loan ID 201676	Fixed	9.6250	10/01/48	115,132
79,343	Loan ID 201677	Fixed	9.2500	11/01/48	82,517
23,438	Loan ID 201678	Fixed	10.0000	08/01/48	24,375
41,914	Loan ID 201679	Fixed	7.7000	03/01/47	43,206
38,987	Loan ID 201680	Fixed	9.9000	09/15/48	40,546
176,056	Loan ID 201682	Fixed	5.0000	07/01/48	123,089
397,957	Loan ID 201684	Fixed	4.5000	08/01/49	368,276
280,969	Loan ID 201685	Fixed	5.5000	02/01/49	271,927
98,236	Loan ID 201686	Fixed	4.2500	07/01/49	88,872
104,438	Loan ID 201687	Fixed	5.5000	07/01/48	89,606
202,916	Loan ID 201689	Fixed	4.5000	04/01/49	187,478
148,680	Loan ID 201692	Fixed	8.4900	11/01/29	154,627
63,863	Loan ID 201696	Fixed	5.1250	10/01/48	60,629
82,054	Loan ID 201698	Fixed	4.3750	12/01/47	74,704
261,038	Loan ID 201699	Fixed	5.5220	09/01/49	253,425
318,207	Loan ID 201700	Fixed	6.1250	06/01/49	315,556
61,471	Loan ID 201701	Fixed	5.0000	08/01/49	58,290
176,590	Loan ID 201707	Fixed	4.8750	08/01/49	158,116
202,370	Loan ID 201709	Fixed	5.3250	09/01/49	192,261
144,398	Loan ID 201710	Fixed	6.7000	11/01/49	143,522
713,980	Loan ID 201711	Fixed	4.8750	10/01/49	663,127
183,131	Loan ID 201713	Fixed	10.1110	12/01/49	183,131
104,508	Loan ID 201715	Fixed	10.1300	12/01/49	108,689
235,427	Loan ID 201716	Fixed	10.1500	12/01/49	244,844
430,468	Loan ID 201717	Fixed	6.5000	12/01/48	432,441
115,201	Loan ID 201719	Fixed	4.7500	09/01/49	117,505
135,285	Loan ID 201720	Fixed	4.3750	04/01/49	122,644
248,381	Loan ID 201724	Fixed	5.3750	01/01/49	138,946
76,447	Loan ID 201725	Fixed	8.4900	12/01/22	71,134
55,046	Loan ID 201726	Fixed	8.4900	12/01/22	51,221

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
126,182	Loan ID 201732	Fixed	5.1250	05/01/47	$120,599
76,996	Loan ID 201733	Fixed	5.2500	04/01/44	74,556
124,297	Loan ID 201739	ARM	7.1250	04/01/48	127,067
225,716	Loan ID 201741	ARM	8.0000	07/01/48	233,456
136,594	Loan ID 201743	Fixed	5.4990	09/01/48	132,162
287,779	Loan ID 201744	Fixed	5.6250	05/01/49	277,621
364,065	Loan ID 201746	Fixed	4.8750	07/01/49	343,382
539,430	Loan ID 201750	Fixed	6.1250	04/01/50	538,510
1,090,751	Loan ID 201753	Fixed	4.8750	04/01/50	1,038,775
247,283	Loan ID 201756	Fixed	5.0000	03/01/50	236,292
251,298	Loan ID 201757	ARM	5.1250	04/01/50	243,710
413,503	Loan ID 201758	Fixed	5.8750	03/01/50	400,412
257,388	Loan ID 201759	ARM	5.7500	03/01/50	256,156
255,022	Loan ID 201761	Fixed	6.8750	02/01/50	256,976
420,301	Loan ID 201762	Fixed	5.9900	03/01/50	416,995
144,203	Loan ID 201763	Fixed	7.3750	04/01/50	146,550
214,284	Loan ID 201767	Fixed	5.2500	07/01/49	211,952
187,540	Loan ID 201768	Fixed	6.7500	04/01/50	187,851
214,004	Loan ID 201770	Fixed	9.3750	04/01/50	222,085
341,671	Loan ID 201772	Fixed	8.1250	03/01/50	351,612
439,842	Loan ID 201780	Fixed	6.1250	04/01/50	427,436
285,871	Loan ID 201784	Fixed	6.7500	04/01/50	288,456
247,000	Loan ID 201797	Fixed	10.9900	05/01/22	247,000
752,300	Loan ID 201800	Interest Only	7.5000	12/31/23	750,650
34,300	Loan ID 201802	Fixed	4.2500	10/01/29	30,275
22,819	Loan ID 201803	Fixed	7.0500	07/01/34	23,351
172,412	Loan ID 201804	Fixed	4.0000	03/01/58	161,657
108,952	Loan ID 201805	Fixed	4.3750	08/01/59	103,677
26,744	Loan ID 201806	DSI	9.0000	06/01/26	27,814
71,169	Loan ID 201807	Fixed	5.0000	08/01/43	63,476
118,824	Loan ID 201808	Fixed	3.8750	06/01/60	110,349
163,900	Loan ID 201809	Fixed	3.7500	11/01/59	150,762
73,892	Loan ID 201810	Fixed	3.7500	02/01/42	68,480
60,496	Loan ID 201811	DSI	11.8300	05/01/35	62,916

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
29,791	Loan ID 201812	Fixed	9.2400	02/01/27	$30,982
48,764	Loan ID 201814	DSI	7.7400	03/01/33	50,558
65,297	Loan ID 201815	Fixed	8.0000	09/01/33	67,214
51,896	Loan ID 201816	Fixed	4.6250	04/01/29	51,003
95,542	Loan ID 201817	Fixed	4.1250	10/01/34	95,649
54,250	Loan ID 201818	Fixed	10.3900	12/01/41	56,420
51,775	Loan ID 201819	Fixed	3.8750	11/01/29	51,787
94,354	Loan ID 201820	Fixed	3.7500	03/01/42	79,595
64,170	Loan ID 201821	Fixed	6.4500	05/01/30	64,679
48,649	Loan ID 201822	DSI	8.9200	01/01/36	21,814
71,645	Loan ID 201823	Fixed	9.6250	03/01/40	72,608
274,970	Loan ID 201824	DSI	8.5000	10/01/37	273,062
123,842	Loan ID 201825	Fixed	3.8750	03/01/40	115,131
59,593	Loan ID 201826	Fixed	8.4980	11/01/30	61,976
27,641	Loan ID 201827	Fixed	10.7800	03/01/26	28,747
27,994	Loan ID 201828	Fixed	8.2490	10/01/30	29,113
109,332	Loan ID 201829	DSI	10.4600	08/01/37	113,705
32,073	Loan ID 201830	DSI	10.5550	10/01/26	32,073
61,982	Loan ID 201831	DSI	11.1100	02/01/38	64,461
53,622	Loan ID 201832	Fixed	6.2500	06/01/34	52,612
35,279	Loan ID 201833	DSI	12.6790	06/01/23	36,690
60,100	Loan ID 201834	DSI	9.1500	04/01/38	62,504
35,098	Loan ID 201835	DSI	7.5000	01/01/27	36,502
27,616	Loan ID 201836	DSI	8.8360	07/01/27	28,721
44,695	Loan ID 201837	DSI	6.9960	09/01/31	45,599
44,066	Loan ID 201838	DSI	9.0700	07/01/27	45,828
42,621	Loan ID 201839	DSI	11.1100	08/01/39	44,326
66,855	Loan ID 201840	DSI	10.8700	10/01/41	69,024
36,942	Loan ID 201841	Fixed	10.0600	05/01/25	38,419
67,108	Loan ID 201842	DSI	11.0300	03/01/28	69,792
33,624	Loan ID 201843	Fixed	9.1800	08/01/31	34,969
45,337	Loan ID 201844	DSI	11.4900	11/01/28	47,151
18,035	Loan ID 201845	DSI	7.0000	02/01/24	18,468
41,890	Loan ID 201846	Fixed	8.4960	05/01/34	43,117

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
120,463	Loan ID 201847	Fixed	2.3750	06/01/33	$103,523
52,498	Loan ID 201848	DSI	4.2900	11/01/32	50,723
50,353	Loan ID 201849	DSI	4.4800	06/01/35	48,855
124,298	Loan ID 201851	DSI	4.5000	08/30/23	123,790
89,672	Loan ID 201853	DSI	4.9100	02/01/34	88,659
83,870	Loan ID 201855	DSI	4.3900	07/01/36	80,837
45,147	Loan ID 201856	Fixed	7.9000	06/01/37	38,523
49,581	Loan ID 201857	Fixed	3.2500	04/01/35	49,586
366,488	Loan ID 201858	Fixed	4.6250	02/01/59	357,686
592,500	Loan ID 201859	Interest Only	7.5000	12/31/25	616,200
121,971	Loan ID 201861	Fixed	5.0000	05/01/40	121,365
21,785	Loan ID 201862	DSI	10.0000	05/01/27	22,656
20,607	Loan ID 201864	DSI	7.0560	01/01/35	21,070
27,651	Loan ID 201865	Fixed	6.4990	01/01/32	27,063
51,456	Loan ID 201866	Fixed	4.8750	01/01/44	48,855
31,029	Loan ID 201867	DSI	4.2300	12/01/32	28,402
54,685	Loan ID 201868	DSI	7.5360	09/01/34	56,241
16,843	Loan ID 201869	DSI	8.3900	07/01/24	17,517
10,918	Loan ID 201870	DSI	9.4800	02/01/23	11,355
7,911	Loan ID 201871	Fixed	9.9700	05/01/26	8,228
34,028	Loan ID 201872	DSI	8.1000	09/01/38	35,346
15,921	Loan ID 201873	Fixed	6.6480	02/01/27	15,697
23,764	Loan ID 201874	DSI	10.5400	05/01/27	24,715
8,923	Loan ID 201875	Fixed	10.9800	06/01/30	9,280
13,721	Loan ID 201876	Fixed	8.3100	02/01/27	14,270
6,354	Loan ID 201877	DSI	9.8300	11/01/28	6,608
24,663	Loan ID 201878	DSI	9.0500	08/01/24	25,575
10,336	Loan ID 201879	Fixed	9.3100	10/01/26	10,750
19,758	Loan ID 201881	DSI	4.5900	05/01/26	18,391
10,082	Loan ID 201882	Fixed	8.3100	04/01/27	10,485
28,101	Loan ID 201883	Fixed	4.6250	06/01/33	26,619
7,536	Loan ID 201884(a)	DSI	11.3890	02/01/22	7,536
20,752	Loan ID 201885	Fixed	5.0000	05/01/34	20,001
4,190	Loan ID 201886	Fixed	10.6080	12/01/22	4,358

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
41,055	Loan ID 201887	Fixed	6.2500	01/01/42	$41,201
20,152	Loan ID 201889	DSI	9.4990	02/01/39	20,958
7,983	Loan ID 201890	Fixed	4.5000	11/01/25	7,561
15,950	Loan ID 201891	Fixed	10.2900	07/01/26	16,588
13,663	Loan ID 201892	DSI	9.9600	06/01/23	13,663
11,909	Loan ID 201895	Fixed	9.6900	05/01/26	12,385
6,606	Loan ID 201896	Fixed	9.6800	09/01/25	6,870
17,085	Loan ID 201897	Fixed	8.2800	03/01/27	17,769
12,340	Loan ID 201898	Fixed	10.3120	10/01/26	12,834
15,752	Loan ID 201899	DSI	10.5000	10/01/24	16,382
15,121	Loan ID 201900(a)	DSI	12.1320	01/29/19	15,121
20,906	Loan ID 201901	DSI	8.7360	09/01/28	20,458
15,251	Loan ID 201902	Fixed	10.5480	10/01/26	15,862
15,542	Loan ID 201904	DSI	10.1900	08/01/29	16,164
7,213	Loan ID 201905	DSI	10.8900	01/01/24	7,502
67,997	Loan ID 201907	Fixed	9.8540	09/01/30	70,717
22,557	Loan ID 201908	DSI	11.6160	09/01/27	23,459
52,495	Loan ID 201909	DSI	9.2400	07/01/33	54,595
10,573	Loan ID 201910	DSI	6.0000	07/01/26	10,444
15,990	Loan ID 201911	DSI	7.9990	07/01/31	16,630
38,123	Loan ID 201912	Fixed	7.7500	08/01/34	37,162
6,683	Loan ID 201913	Fixed	9.3100	11/01/26	6,950
25,475	Loan ID 201914	DSI	9.3260	08/01/26	25,263
92,588	Loan ID 201916	Fixed	3.7500	05/01/38	86,792
221,300	Loan ID 201924	Interest Only	7.5000	02/28/26	227,679
345,000	Loan ID 201925	Interest Only	7.0000	02/29/24	318,968
187,946	Loan ID 201926	Fixed	11.9900	04/01/22	187,946
301,851	Loan ID 201927	Fixed	8.9900	04/01/51	308,730
1,610,000	Loan ID 201928	ARM	7.8750	04/01/50	1,674,399
296,932	Loan ID 201930	Fixed	8.9900	04/01/51	303,238
283,500	Loan ID 201933	Interest Only	7.5000	04/30/26	297,675
239,008	Loan ID 201935	Fixed	10.5000	05/01/26	248,568
164,066	Loan ID 201936	Fixed	8.9900	05/01/51	165,097
360,000	Loan ID 201937	Interest Only	7.0000	04/30/24	352,332

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
468,886	Loan ID 201938	Fixed	7.4900	05/01/51	$460,464
2,792,726	Loan ID 201939	Fixed	6.7500	05/01/51	1,766,693
68,950	Loan ID 201940	Fixed	5.2500	06/20/50	61,129
242,085	Loan ID 201941	Fixed	5.1250	12/01/48	29,763
122,932	Loan ID 201942	Fixed	5.0000	06/01/50	116,746
100,604	Loan ID 201943	Interest Only	7.0000	05/31/24	96,947
195,993	Loan ID 201944	Interest Only	8.0000	05/31/24	200,112
170,000	Loan ID 201945	Fixed	8.9900	06/01/22	170,000
219,000	Loan ID 201946	Fixed	9.9900	05/01/22	219,000
347,484	Loan ID 201947	Fixed	7.2500	12/01/37	338,353
137,516	Loan ID 201948	Fixed	4.2500	06/01/34	128,122
85,406	Loan ID 201949	Fixed	5.5000	03/01/24	86,328
167,637	Loan ID 201950	Fixed	6.5000	10/01/26	159,828
9,030	Loan ID 201951	Fixed	7.2500	03/01/24	9,306
9,244	Loan ID 201953	Fixed	6.5000	03/01/24	9,460
207,265	Loan ID 201955	Fixed	7.7500	03/01/51	205,688
317,457	Loan ID 201956	Fixed	8.2500	03/01/51	315,635
403,803	Loan ID 201957	Fixed	8.9900	06/01/26	419,955
150,000	Loan ID 201958	Fixed	8.9900	05/01/23	154,998
497,462	Loan ID 201959	Fixed	8.9900	06/01/31	507,032
157,500	Loan ID 201961	Interest Only	7.0000	05/31/23	156,028
85,482	Loan ID 201963	Fixed	10.4900	06/01/26	88,901
212,372	Loan ID 201965	Fixed	8.0000	05/01/38	206,672
382,048	Loan ID 201966	Fixed	7.0000	01/01/27	382,048
90,732	Loan ID 201967	Fixed	7.0000	03/01/43	73,589
251,357	Loan ID 201968	Fixed	6.0000	03/01/43	250,990
300,204	Loan ID 201969	Fixed	8.2500	04/01/51	299,611
174,000	Loan ID 201971	Fixed	9.4900	07/01/23	180,960
204,078	Loan ID 201973	Fixed	8.9900	07/01/31	210,558
168,000	Loan ID 201974	Interest Only	8.0000	06/30/24	172,231
79,626	Loan ID 201976	Fixed	9.4900	07/01/31	82,811
145,358	Loan ID 201977	Fixed	8.7500	06/01/51	140,535
240,000	Loan ID 201979	Fixed	10.9900	08/01/22	240,000
304,030	Loan ID 201983	Fixed	9.9900	08/01/26	316,191

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
161,863	Loan ID 201984	Fixed	8.9900	08/01/26	$168,338
496,000	Loan ID 201985	Interest Only	9.0000	07/31/24	486,051
221,994	Loan ID 201986	Interest Only	7.5000	06/30/26	232,024
146,300	Loan ID 201987	Interest Only	7.5000	06/30/26	153,615
142,500	Loan ID 201988	Interest Only	7.0000	07/31/24	139,713
176,000	Loan ID 201989	Fixed	9.5000	09/01/22	176,000
201,706	Loan ID 201990	Fixed	8.9900	08/01/51	197,076
249,020	Loan ID 201991	Fixed	8.9900	08/01/31	252,808
295,307	Loan ID 201992	Fixed	9.9900	08/01/26	307,120
160,618	Loan ID 201993	Fixed	8.9900	08/01/31	163,583
198,210	Loan ID 201994	Fixed	9.9900	09/01/24	196,681
161,250	Loan ID 201995	Fixed	8.9900	09/01/22	161,250
311,250	Loan ID 201996	Fixed	8.9900	09/01/23	323,700
1,034,500	Loan ID 201999	Interest Only	7.5000	08/31/26	1,075,880
198,800	Loan ID 202000	Interest Only	7.0000	08/31/24	187,566
360,000	Loan ID 202001	Interest Only	7.5000	08/31/26	376,722
122,500	Loan ID 202002	Interest Only	7.0000	08/31/24	121,739
153,000	Loan ID 202003	Interest Only	7.0000	08/31/24	139,150
470,163	Loan ID 202004	Fixed	8.2500	09/01/24	454,646
84,271	Loan ID 202005	Fixed	9.9900	09/01/36	87,641
248,000	Loan ID 202006	Fixed	8.9900	10/01/22	248,000
452,489	Loan ID 202007	Fixed	8.9900	10/01/26	470,589
266,300	Loan ID 202008	Interest Only	7.0000	09/30/24	245,803
266,300	Loan ID 202009	Interest Only	7.0000	10/31/24	166,547
61,500	Loan ID 202010	Interest Only	7.0000	10/31/24	56,294
385,464	Loan ID 202011	Interest Only	7.0000	10/31/24	366,697
134,200	Loan ID 202012	Fixed	9.4900	12/01/31	136,597
243,322	Loan ID 202015	Fixed	8.9900	10/01/26	253,055
56,250	Loan ID 202016	Fixed	8.9900	11/01/22	56,250
283,225	Loan ID 202018	Fixed	11.4900	12/01/24	286,950
252,000	Loan ID 202019	Fixed	9.9900	12/01/22	252,000
172,269	Loan ID 202020	Fixed	9.9900	12/01/26	179,159
192,000	Loan ID 202021	Fixed	9.9900	12/01/23	197,632
4,000,000	Loan ID 202022	Fixed	11.0000	12/01/22	3,919,999

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
103,029	Loan ID 202023	Fixed	8.7500	08/01/51	$100,769
127,909	Loan ID 202024	Fixed	8.9900	01/01/52	125,466
344,581	Loan ID 202025	Fixed	8.5000	01/01/52	350,746
236,300	Loan ID 202026	Interest Only	7.5000	11/30/26	245,752
319,500	Loan ID 202027	Interest Only	7.0000	11/30/24	295,486
129,500	Loan ID 202028	Interest Only	8.0000	11/30/24	123,905
142,373	Loan ID 202029	Fixed	9.9900	01/01/27	148,068
252,000	Loan ID 202030	Fixed	8.9900	01/01/24	239,759
140,000	Loan ID 202031	Fixed	9.2500	02/01/24	144,760
492,419	Loan ID 202032	Fixed	7.9900	02/01/42	503,542
422,269	Loan ID 202033	Fixed	8.9900	02/01/27	439,159
156,000	Loan ID 202034	Interest Only	7.0000	12/31/24	156,000
108,800	Loan ID 202035	Fixed	7.0000	07/31/25	108,800
243,900	Loan ID 202036	Fixed	9.2500	11/01/51	243,900
243,000	Loan ID 202037	Fixed	8.2500	09/01/51	243,000
220,053	Loan ID 202038	Fixed	6.0000	02/01/30	220,053
220,053	Loan ID 202039	Fixed	6.0000	02/01/30	220,053
220,053	Loan ID 202040	Fixed	6.0000	02/01/30	220,053
231,200	Loan ID 202041	Fixed	8.9900	02/01/24	240,448
239,869	Loan ID 202042	Fixed	8.9900	02/01/27	249,463
178,652	Loan ID 202043	Fixed	8.9900	02/01/27	185,798
29,950	Loan ID 202044	Fixed	8.9900	03/01/25	27,991
56,500	Loan ID 202045	Fixed	9.4900	03/01/32	58,257
95,000	Loan ID 202046	Fixed	7.9900	02/01/24	95,669
95,000	Loan ID 202047	Fixed	7.9900	02/01/24	95,669
171,750	Loan ID 202048	Fixed	10.9900	03/01/24	178,620
253,500	Loan ID 202049	Fixed	7.5000	02/28/27	253,500
271,500	Loan ID 202050	Fixed	7.0000	01/31/25	271,500
630,000	Loan ID 202051	Fixed	8.5000	01/31/25	630,000
99,877	Loan ID 202052	Fixed	8.8750	06/01/49	84,895
90,282	Loan ID 202053	Fixed	3.0000	05/01/49	76,740
357,000	Loan ID 202054	Fixed	10.9900	03/01/24	371,280
82,500	Loan ID 202055	Fixed	8.9900	03/01/23	82,500
532,500	Loan ID 202056	Fixed	9.9900	04/01/24	553,800

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 100.1% (Continued)
	MORTGAGE LOANS (PRIVATE) — 100.1% (Continued)
60,500	Loan ID 202057	Fixed	11.9900	04/01/25	$62,920
168,000	Loan ID 202058	Fixed	8.9900	04/01/23	168,000
144,000	Loan ID 202059	Fixed	8.9900	03/01/24	146,065
400,000	Loan ID 202060	Fixed	9.9900	04/01/24	411,341
400,000	Loan ID 202061	Fixed	9.9900	04/01/24	411,341
400,000	Loan ID 202062	Fixed	9.9900	04/01/24	411,341
400,000	Loan ID 202063	Fixed	9.9900	04/01/24	411,341
464,100	Loan ID 202064	Fixed	8.9900	04/01/27	482,664
104,000	Loan ID 202065	Fixed	8.9900	04/01/27	108,160
355,920	Loan ID 202066	Fixed	8.9900	04/01/27	370,157
425,000	Loan ID 202067	Fixed	10.5000	04/01/24	442,000
287,000	Loan ID 202068	Fixed	8.9900	04/01/24	287,000
262,350	Loan ID 202069	Fixed	9.9900	04/01/27	262,350
184,800	Loan ID 202070	Fixed	8.9900	04/01/24	184,800
168,000	Loan ID 202071	Fixed	8.9900	04/01/24	168,000
164,500	Loan ID 202072	Fixed	8.9900	04/01/23	164,500

	TOTAL LOANS (Cost $108,712,575)				114,000,953

	OTHER INVESTMENTS(b) – 0.3% (Cost $414,334)				305,078

	TOTAL INVESTMENTS - 100.4% (Cost $109,126,909)				$114,306,031
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%				(450,314)
	NET ASSETS - 100.0%				$113,855,717

ARM	- Adjustable Rate Mortgage

DSI	- Daily Simple Interest

(a)	Loan is in loss mitigation, which means the Fund is restructuring the loan with the delinquent borrower.

(b)	Illiquid Securities, non-income producing defaulted securities.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2022

Assets:
Investments in Securities at Market Value (identified cost $109,126,909)	$114,306,031
Cash	2,932,830
Receivable for Investment Securities Sold and Principal Paydowns	1,732,487
Interest Receivable	1,528,547
Prepaid Expenses and Other Assets	690,568
Total Assets	121,190,463

Liabilities:
Line of Credit	6,968,804
Accrued Advisory Fees	152,285
Related Party Payable	424
Payable for Securities Purchased	72,639
Accrued Expenses and Other Liabilities	140,594
Total Liabilities	7,334,746

Net Assets	$113,855,717

Net Assets consisted of:
Paid-in-Capital	$108,668,945
Accumulated Earnings	5,186,772
Net Assets	$113,855,717

Net Asset Value Per Share
Net Assets	$113,855,717
Shares of Beneficial Interest Outstanding (no par value)	10,380,003
Net Asset Value (Net Assets/Shares Outstanding)	$10.97

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2022

Investment Income:
Interest Income	$4,525,910
Total Investment Income	4,525,910

Expenses:
Investment Advisory Fees	736,805
Security Servicing Fees	213,045
Insurance Expense	127,569
Audit Fees	100,400
Interest Expense	77,350
Non-recurring Fees	67,402
Trustees’ Fees	66,602
Administration Fees	58,088
Line of Credit Fees	45,782
Legal Fees	44,342
Transfer Agent Fees	43,950
Printing Expense	29,776
Chief Compliance Officer Fees	27,945
Custody Fees	24,136
Fund Accounting Fees	21,105
Security Pricing Expense	8,307
Miscellaneous Expenses	47,135
Total Expenses	1,739,739
Less: Expenses Waived by Adviser	(75,981)
Net Expenses	1,663,758
Net Investment Income	2,862,152

Net Realized and Unrealized Gain/Loss on Investments:
Net Realized Gain from:
Investments	1,466,147
Net Change in Unrealized Depreciation on:
Investments	(5,929,073)
Net Realized and Unrealized Loss on Investments	(4,462,926)

Net Decrease in Net Assets Resulting From Operations	$(1,600,774)

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2022	September 30, 2021
	(Unaudited)
Operations:
Net Investment Income	$2,862,152	$4,384,254
Net Realized Gain from Investments	1,466,147	5,719,044
Net Change in Unrealized Depreciation on Investments	(5,929,073)	(2,319,580)
Net Increase/Decrease in Net Assets Resulting From Operations	(1,600,774)	7,783,718

Distributions to Shareholders From:
Total Distributions Paid	(5,867,437)	(11,494,103)
Total Distributions to Shareholders	(5,867,437)	(11,494,103)

Beneficial Interest Transactions:
Proceeds from Shares Issued:	—	—
Distributions Reinvested:	—	—
Cost of Shares Redeemed:	—	—
Net Decrease in Net Assets from Beneficial Interest Transactions	—	—

Total Decrease in Net Assets	(7,468,211)	(3,710,385)

Net Assets:
Beginning of Period/Year	121,323,928	125,034,313
End of Period/Year	$113,855,717	$121,323,928

Share Activity
Shares Sold	—	—
Shares Reinvested	—	—
Shares Redeemed	—	—
Net Decrease in Shares of Beneficial Interest Outstanding	—	—

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended March 31, 2022

Decrease in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net decrease in Net Assets Resulting from Operations	$(1,600,774)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of Long-Term Portfolio Investments	(21,052,843)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	16,457,452
Increase in Interest Receivable	(170,923)
Decrease in Receivable for Investment Securities Sold and Principal Paydowns	1,415,830
Increase in Prepaid Expenses and Other Assets	(232,845)
Increase in Payable for Securities Purchased	70,853
Increase in Accrued Advisory Fees	18,823
Decrease in Related Party Payable	(16,551)
Decrease in Accrued Expenses and Other Liabilities	(68,870)
Amortization of Deferred Financing Fees	45,782
Net Amortization on Investments	(157,018)
Net Realized Gain on Investments	(1,466,147)
Change in Unrealized Depreciation on Investments	5,929,073

Net Cash Used for Operating Activities	(828,158)

Cash Flows Provided by (Used for) Financing Activities:
Dividends Paid to Shareholders	(5,867,437)
Proceeds from Line of Credit	6,000,000
Payments on Line of Credit	(1,000,000)
Net Cash Used for Financing Activities	(867,437)

Net Decrease in Cash	(1,695,595)
Cash at Beginning of Period	4,628,425
Cash at End of Period	$2,932,830

Cash Paid for Interest of $81,467

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Six Months		Year	Year	Year		Year		Year
	Ended		Ended	Ended	Ended		Ended		Ended
	March 31, 2022		September 30, 2021	September 30, 2020	September 30, 2019		September 30, 2018		September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Year/Period	$11.69		$12.05	$12.71	$12.23		$12.34		$12.49
From Operations:
Net investment income (a)	0.27		0.42	0.36	0.30		0.43		0.39
Net gain (loss) from investments (both realized and unrealized)	(0.43)		0.33	(0.50)	0.72		0.06		(0.04	) (b)
Total from operations	(0.16)		0.75	(0.14)	1.02		0.49		0.35
Distributions to shareholders from:
Net investment income	(0.38)		(0.89)	(0.33)	(0.34)		(0.39)		(0.40)
Net realized gains	(0.18)		(0.22)	(0.19)	(0.20)		(0.21)		(0.10)
Total distributions	(0.57)		(1.11)	(0.52)	(0.54)		(0.60)		(0.50)
Net Asset Value, End of Year/Period	$10.97		$11.69	$12.05	$12.71		$12.23		$12.34
Market Price, End of Year/Period	$10.00		$10.49	$9.93	$10.68		N/A		N/A
Total Return-NAV (c)	(1.40	)% (d)	6.52%	(1.09)%	8.62%		4.03%		2.81%
Total Return-Market Price (c)	0.73	% (d)	17.59%	(2.99)%	(8.73)%		NA		NA
Ratios/Supplemental Data
Net assets, end of Year/Period (in 000’s)	$113,856		$121,324	$125,034	$131,945		$137,659		$160,630
Ratio of gross expenses to average net assets (e)	2.98	% (f)	3.05%	3.06%	3.87	% (g)	3.03	% (h)	2.74	% (h)
Ratio of net expenses to average net assets (e)	2.85	% (f)	2.88%	2.73%	3.34	% (g)	2.09	% (h)	2.04	% (h)
Ratio of net investment income to average net assets (e)	4.90	% (f)	3.56%	2.95%	2.43	% (g)	3.52	% (h)	3.24	% (h)
Portfolio turnover rate	14.56	% (d)	14.73%	20.13%	7.12%		5.11%		17.69%
Loan Outstanding, End of Year (000s)	$6,969		$1,923	$13,000	$2,355		$6,664		$—
Asset Coverage Ratio for Loan Outstanding (i)	17.34%		64.09%	10.62%	57.02%		21.67%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (i)	$17,338		$64,090	$10,618	$53,778		$20,680		$—
Weighted Average Loans Outstanding (000s) (j)	$3,714		$10,788	$9,796	$7,500		$4,500		$14,368
Weighted Average Interest Rate on Loans Outstanding	3.90%		3.75%	3.79%	5.14%		4.69%		3.88%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses,total returns would have been lower.

(d)	Not annualized.

(e)	Ratio includes 0.37%, 0.41%, 0.46%, 0.48%, 0.46%, 0.24%, and 0.14% for the period ended March 31, 2022 and the years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively, that attributed to interest expenses and fees.

(f)	Annualized.

(g)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization (NYSE listing) expenses and contested proxy expenses.

(h)	Ratio includes 0.01%, 0.05% and 0.21% for the years ended September 30, 2018, 2017 and the year ended 2016, respectively, that attributed to advisory transition expenses.

(i)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(j)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited)
March 31, 2022

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to seek income. The Fund currently has one class of shares which commenced operations on December 30, 2011. Prior to March 29, 2019, the Fund offered shares at net asset value plus a maximum sales charge of 5.75%. Oakline Advisors, LLC (the “Advisor”), serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”), to value its Mortgage Notes on an as needed basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks its pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and market adjustments produces a monthly price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Fund’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a monthly basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of March 31, 2022, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$114,000,953	$114,000,953
Other Investments	—	—	305,078	305,078
Total	$—	$—	$114,306,031	$114,306,031

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$113,855,799	$160,749	$114,016,548
Net realized gain (loss)	1,465,985	162	1,466,147
Change in unrealized appreciation	(5,941,338)	12,265	(5,929,073)
Cost of purchases	21,052,843	—	21,052,843
Proceeds from sales and principal paydowns	(16,357,026)	(100,426)	(16,457,452)
Purchase discount amortization	157,018	—	157,018
Net Transfers within level 3	(232,328)	232,328	—
Ending balance	$114,000,953	$305,078	$114,306,031

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2022 is $4,316,994.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2022. The table is not all-inclusive, but provides information on the significant Level 3 inputs:

	Value	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs
Mortgage Notes	$114,000,953	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 62.6%	13.9%
			Deliquency	0 - 1,307 days	33 days
			Loan-to-Value	1.0 - 647.6%	77.1%
			Discount Rate	3.2 - 23.2%	6.1%
Other Investments	305,078	Market comparable	Sales prices	$10 - $58 sq/ft	$45.2 sq/ft
Closing Balance	$114,306,031

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On July 21, 2021, the Fund entered into an amended and restated revolving line of credit agreement with Nexbank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the amended and restated agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the amended and restated Nexbank agreement bear interest at a rate equal to the Prime Rate plus applicable margin of 0.5%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 19, 2022 and has two one-year extensions available. The Nexbank agreement is secured by assets of the Fund.

During the year ended September 30, 2021, the Fund incurred deferred financing fees of $91,819. There were no additional deferred financing fees incurred in the six-month period ending March 31, 2022. Accumulated amortization of deferred financing fees was $14,841 during the year ended September 30, 2021 and $45,782 during the six month period ending March 31, 2022. The average amount of borrowing outstanding for the period was $4,131,868 and the total interest expense was $81,467. The outstanding balance under the NexBank line of credit was $7,000,000 at March 31, 2022.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2019 - 2021 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2022 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the six months ended March 31, 2022.

Distributions to Shareholders – Distributions from investment income and capital gains, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the Internal Revenue Service.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at March 31, 2022.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended March 31, 2022 the Advisor earned advisory fees of $736,805.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and Advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.50% of the average daily net assets through September 30, 2022. Waivers and expense reimbursements may be

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

recouped by the Advisor from the Fund within three years of when the amounts were waived only if the Fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the six months ended March 31, 2022, the Advisor waived advisory fees of $75,981. Expenses subject to recapture by the Advisor amounted to $692,741 that will expire on September 30, 2022, and $428,908 that will expire on September 30, 2023, and $203,867 that will expire on September 30, 2024.

In addition, certain affiliates provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended March 31, 2022 UFS earned $91,745.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the six months ended March 31, 2022 NLCS earned $27,945.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of U.S. provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. or the provision of these services, Blu Giant receives customary fees from the Fund. For the six months ended March 31, 2022 Blu Giant earned $4,321.

Trustees – The Fund pays each Trustee who is not affiliated with the fund or Advisor a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the six months ended March 31, 2022 amounted to $21,052,843 and $16,457,452 respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $109,127,379 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$8,275,520
Unrealized Depreciation	(3,096,868)
Tax Net Unrealized Appreciation	5,178,652

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2022

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$5,689,472	$3,432,074
Long-Term Capital Gain	5,804,631	2,009,569
Return of Capital	—	—
	$11,494,103	$5,441,643

As of September 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,547,258	$—	$—	$—	$11,107,725	$12,654,983

7.	MARKET RISK AND CORONAVIRUS

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (S S-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of the U.S., many other nations and the entire global economy, as well as individual mortgage note borrowers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in the U.S., certain other countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

8.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through March 31, 2022, which is the date of these financial statements, and determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements. However, as disclosed in a press released dated February 22, 2022, the Board of Trustees has engaged Ladenburg Thalmann & Co. Inc. to evaluate strategic alternatives for the Fund, with the goal of increasing shareholder value. The Board’s review of strategic alternatives remains ongoing.

Supplemental Information (Unaudited)

CURRENT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

Investment Objective and Policies

The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note (the “security”) and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual’s economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund’s net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Supplemental Information (Unaudited)(Continued)

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower’s financial condition deteriorates, which tends to increase the risk of default and decreases a note’s value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered “sub-prime” by the Adviser are more likely to default than those considered “prime” by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub -prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s borrowing costs, if any, will increase when interest rates rise. Additionally, unexpected local, regional or global events, such as war; acts of

Supplemental Information (Unaudited)(Continued)

terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;

(ii)	changes in the value of real estate properties generally;

(iii)	local economic conditions, overbuilding and increased competition;

(iv)	increases in property taxes and operating expenses;

(v)	changes in zoning laws;

(vi)	casualty and condemnation losses including environment remediation costs;

(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)	the availability of financing;

(ix)	changes in interest rates and available borrowing leverage; and

(x)	natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

Supplemental Information (Unaudited)(Continued)

The Adviser may invest up to 10% of the Fund’s assets in notes secured by commercial real estate. The Adviser selects securities by evaluating the issuer’s credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer’s debt obligation. When evaluating credit quality the Adviser uses an underwriting model that takes into account the following factors, but may also take into consideration others:

Commercial Issuers

●	Issuer payment history including delinquencies and defaults

●	Issuer credit report

●	Security’s interest rate

●	Issuer total debt service load and total fixed costs

●	Tenant quality and lease roll-over

●	Local market competition

●	Projected vacancy rate

●	Title search of property to assure clear title by issuer

When evaluating commercial real estate collateral’s potential liquidation value the Adviser uses a collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Even though the Adviser re-evaluates each issuer’s ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note. The dviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy

Supplemental Information (Unaudited)(Continued)

of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self- storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Undeveloped Land. The value of undeveloped land depends on the successful development of the land for its intended purpose, which may be affected by a number of factors, such as zoning restrictions, easements, access to utilities, and permitting costs.

Other factors may contribute to the risk of commercial real estate investments:

Development Issues. Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of commercial real estate issuers’ properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage. Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial

Supplemental Information (Unaudited)(Continued)

real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

The Adviser may invest a portion of the Fund’s assets in indirect real estate loans through loan participations. Loan participations represent a percentage of an outstanding loan or package of loans. Loan participation holders typically participate on a pro-rata basis in collected interest and principal payments and are similarly exposed to a proportional risk of default. Loan participations are also subject to the default risk of the loan participation grantor, which is heightened if that entity also services the underlying loan or loans.

The Adviser may invest a portion of the Fund’s assets in second mortgage loans. These are subject to the risks of a first mortgage loan but are also highly sensitive to default. A borrower default on a second mortgage (or related first mortgage) typically results in a total loss of the Fund’s investment in the second mortgage loan.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. Majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

Supplemental Information (Unaudited)(Continued)

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund’s Prospectus. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Supplemental Information (Unaudited)(Continued)

Vertical Capital Income Fund

Dividend Reinvestment Plan

Unless the registered owner of shares elects to receive cash by contacting the Plan Agent, all dividends declared for the shares of the Fund will be automatically paid in the form of, or reinvested by American Stock Transfer & Trust Company (“AST”) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional shares of the Fund. If you are a registered owner of shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers or other financial intermediaries through which shareholders may hold their shares, may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional shares of the Fund for the respective shareholders.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

Whenever the Fund declares a dividend, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (newly issued shares) or (ii) by purchase of outstanding shares on the open market (open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount),

Supplemental Information (Unaudited)(Continued)

the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open- market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan gent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

Supplemental Information (Unaudited)(Continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone 1-866-277-8243.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the most-recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
5301 Alpha Rd, Suite 80 - 222
Dallas, Texas 75240

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd St., Suite 100
Elkhorn, NE 68022

VERTICAL-SA22

(b) Not applicable.

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. None

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 5/31/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 5/31/22

By (Signature and Title)

* /s/ Destiny Poninski

Destiny Poninski, Principal Financial Officer/Treasurer

Date 5/31/22

* Print the name and title of each signing officer under his or her signature.